UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report	May 4, 2009

RESOURCES CONNECTION, INC.

Delaware (State or other jurisdiction	0-32113 (Commission	33-0832424 (IRS Employer
of incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California	92614

Registrant’s telephone number, including area code	(714) 430-6400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 4, 2009, the Board of Directors of Resources Connection, Inc. (the “Company”) announced the election of two additional members to its Board of Directors.  Effective immediately, Susan J. Crawford will join the Board and will serve on the Corporate Governance, Nominating and Compensation Committee.  Mr. Wargotz will also join the Board immediately and will serve on the Company’s Audit Committee.  A copy of the press release announcing Ms. Crawford and Mr. Wargotz’s election is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Text of press release, dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: May 4, 2009
By: /s/ Donald B. Murray

Donald B. Murray
Executive Chairman